CONSOLIDATED BALANCE SHEETS (Parenthetical) $ in Thousands	Dec. 31, 2025 USD ($) $ / shares shares
Trade accounts payable | $	$ 123,605
Common shares, shares issued (in shares) | shares	101,319,440
Common shares, shares outstanding (in shares) | shares	101,319,440
Common shares, par value (in dollars per share) | $ / shares	$ 1.00
Related Party
Trade accounts payable | $	$ 3,000